UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2005

                  ST. JOHN KNITS INTERNATIONAL, INCORPORATED
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            (Exact name of registrant as specified in its charter)

Delaware                           333-73107                    52-2303510
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(State or other                    (Commission                (IRS Employer
jurisdiction of                    File Number)             Identification No.)
 incorporation)

          17622 Armstrong Avenue, Irvine, CA                   92614
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    (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (949) 863-1171

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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))


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Item 1.01   Entry Into a Material Definitive Agreement

         On March 23, 2005, St. John Knits International, Incorporated (the "Company") entered into a credit agreement (the "Credit Agreement") with a syndicate of banks and other institutions led by JPMorgan Chase Bank, N.A., as administrative agent, and J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner, and terminated its existing amended and restated credit agreement dated as of May 30, 2003. The Credit Agreement provides for a term loan in the aggregate amount of up to $210,000,000 and a revolving credit facility in the aggregate amount of up $45,000,000. The obligations of the Company under the Credit Agreement will be guaranteed by each domestic subsidiary of the Company. The Credit Agreement and the related guarantees will be secured by (1) a pledge of 100% of the capital stock of each domestic subsidiary of the Company and 65% of the capital stock of each first-tier foreign subsidiary of the Company and (2) a security interest in, and mortgage on, substantially all the assets of the Company and each domestic subsidiary of the Company.

         A copy of the Credit Agreement is attached to this report as Exhibit
10.1. The above description of the Credit Agreement is not complete and is qualified in its entirety by reference to the exhibit.

Item 9.01         Financial Statements and Exhibits

      (c)   Exhibits.

            10.1 Credit Agreement dated as of March 23, 2005, among St. John Knits International, Incorporated, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and J.P. Morgan Securities Inc., as sole lead arranger and sole book runner.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ST. JOHN KNITS INTERNATIONAL, INCORPORATED
                                                  (Registrant)


Date: March 23, 2005                /s/ Roger G. Ruppert
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                                    Roger G. Ruppert
                                    Executive Vice President, Finance
                                    and Chief Financial Officer



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                                 EXHIBIT INDEX

Exhibit No.   Exhibit

10.1 Credit Agreement dated as of March 23, 2005, among St. John Knits International, Incorporated, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and J.P. Morgan Securities Inc., as sole lead arranger and sole book runner.